                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

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                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

         Date of report (Date of earliest event reported): June 7, 2007
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                         FIRSTPLUS FINANCIAL GROUP, INC.
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               (Exact Name of Registrant as specified in Charter)

          Nevada                     0-27750                  75-2561085
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      (State or Other              (Commission               (IRS Employer
       Jurisdiction                File Number)           Identification No.)
     of Incorporation)

 5100 North O'Connor Blvd., Irving, Texas                        75039
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       (Address of Principal Executive Offices)               (Zip Code)

       Registrant's telephone number, including area code: (214) 496-1266
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         (Former Name or Former Address, if Changed Since Last Report.)

      Check the  appropriate  box below if the Form 8-K  filing is  intended  to simultaneously  satisfy the filing obligation of the registrant under any of the following provisions (SEE General Instruction A.2. below):

   |_|   Written  communications  pursuant to Rule 425 under the  Securities Act
         (17 CFR 230.425)

   |_|   Soliciting  material pursuant to Rule 14a-12 under the Exchange Act (17
         CFR 240.14a-12)

   |_|   Pre-commencement  communications  pursuant to Rule  14d-2(b)  under the
         Exchange Act (17 CFR 240.14d-2(b))

   |_|   Pre-commencement  communications  pursuant to Rule  13e-4(c)  under the
         Exchange Act (17 CFR 240.13e-4(c))

ITEM 4.01.  CHANGES IN THE REGISTRANT'S CERTIFYING ACCOUNTANT

      On June 11, 2007,  FIRSTPLUS  Financial Group,  Inc. (the  "Registrant")
terminated  Lightfoot Guest Moore & Co., PC  ("Lightfoot")  as its independent registered  public  accounting firm,  effective  immediately.  The termination was recommended by the Registrant's Board of Directors.

      The reports of Lightfoot on the consolidated  financial  statements of the
Registrant  as at and for the fiscal years ended  December 31, 2006 and 2005 did not contain any adverse  opinion or disclaimer of opinion and were not qualified or modified as to uncertainty, audit scope or accounting principles.

      During the fiscal  years ended  December 31, 2006 and 2005 and through the date of termination, there were no disagreements with Lightfoot on any matter of accounting principles or practices,  financial statement disclosure, or auditing scope or procedure  which,  if not resolved to the  satisfaction  of  Lightfoot, would have caused it to make  reference  thereto in its reports on the financial statements for such years.

      During the fiscal  years ended  December 31, 2006 and 2005 and through the date of  termination,  there  were  no  events  of the  type  described  in Item
304(a)(1)(iv) of Regulation S-B.

      On June  11,  2007,  the  Registrant  engaged  Buckno  Lisicky  &  Company
("Buckno") as the Registrant's  independent  registered public  accountant.  The engagement of Buckno was approved by the Registrant's Board of Directors.

      During the years ended  December 31, 2006 and 2005 and through the date of termination  of  Lightfoot,  the  Registrant  did not  consult  with Buckno with respect to any of (i) the  application  of accounting  principles to a specified transaction,  either completed or proposed;  (ii) the type of audit opinion that might be rendered on the Registrant's financial statements;  or (iii) any matter that was either the subject of disagreement (as defined in Item 304(a)(1)(iv) of
Regulation  S-B) or an event  of the type  described  in Item  304(a)(1)(iv)  of
Regulation S-B.

      The Registrant provided Lightfoot with a copy of the foregoing  disclosure and requested  Lightfoot to furnish it with a letter addressed to the Securities and  Exchange  Commission  stating  whether it agrees with the  statements  made therein.  A copy of  Lightfoot's  letter will be filed with the  Securities  and
Exchange Commission promptly upon its receipt.

ITEM 5.01.  CHANGES IN CONTROL OF THE REGISTRANT

      See Item 5.02.

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ITEM 5.02.  DEPARTURE  OF  DIRECTORS  OR  CERTAIN   OFFICERS;   ELECTION  OF
            DIRECTORS;   APPOINTMENT  OF  CERTAIN   OFFICERS;   COMPENSATORY
            ARRANGEMENTS OF CERTAIN OFFICERS.

DIRECTORS

      On June 7, 2007, the Board of Directors of FIRSTPLUS Financial Group, Inc.
(the   "Registrant")   increased  from  five  to  10  the  number  of  directors
constituting  the whole Board of Directors  and elected  Harold  Garber,  Robert
O'Neal,  William  Handley,  John  Maxwell  and  David  Roberts  to the  Board of
Directors.  The Board of  Directors  has not  determined  as of the time of this filing the  committees on which Messrs.  Garber,  O'Neal,  Handley,  Maxwell and
Roberts will serve.

      Immediately thereafter,  Robert P. Freeman (Chairman), John R. Fitzgerald,
Daniel  T.  Phillips,  James  Roundtree  and  David B.  Ward  resigned  from the
Registrant's Board of Directors.

      The  remaining  directors  then  reduced  from 10 to five  the  number  of directors constituting the whole Board of Directors.

OFFICERS

      On June 7, 2007,  the Board removed  without cause Daniel T. Phillips from his position as President and Chief  Executive  Officer of the  Registrant.  Mr.
Phillips will  continue to serve as the  President of the Company's  subsidiary,
Ole Auto Group,  Inc. The Board also removed  without cause James Roundtree from his position as Chief Financial Officer of the Registrant.

      On June 7,  2007,  the Board  elected  John  Maxwell  President  and Chief
Executive  Officer  of the  Registrant.  Mr.  Maxwell,  55,  served  as a Client
Solutions  Executive of Inside Enterprises Inc., an IT solutions  company,  from
August 2004 to May 2007; a Senior Account Executive of Pomeroy Computer Systems,
an IT  solutions  company,  from  October  2002 to August  2004;  and an Account
Executive of En Pointe Technologies,  an IT solutions company, from July 2000 to
October 2002.

      On June 7, 2007, the Board elected William Handley Chief Financial Officer and Treasurer of the Registrant.  Mr. Handley, 63, served as Controller of Miami
Beach Community  Development Center, a non-profit community housing development, from  January  2007 to June 2007;  Chief  Financial  Officer  of Fort  Hurricane
Products, a manufacturing  company, from April 2006 to December 2006; Controller of National  Publishing  Company, an outdoor advertising firm, from July 2005 to
March 2006;  Chief Financial  Officer of Celebration  Cruises,  a charter cruise line,  from July 2004 to June 2005; and Controller of J.C.  Yacht  Mechanics,  a
large engine repair facility, from January 2001 to June 2004.

      The Board also elected the following officers:  Howard Garber- Chairman of the Board of Directors,  Robert  O'Neal- Vice Chairman of the Board of Directors
and David Roberts- Secretary.

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SEVERANCE

      On June 7, 2007, the Board approved  severance payments to each of John R.
Fitzgerald,  Robert P. Freeman, James Roundtree and David B. Ward in the amounts of $87,500,  $92,500,  $138,292.80  and  $92,500,  respectively,  50% payable on
December 7, 2007 and the remaining 50% payable on June 7, 2008. Additionally, as permitted  by the  Registrant's  Stock  Option  Plan,  the  Board  of  Directors
accelerated  the  vesting  of all  stock  options  granted  to  each  of John R.
Fitzgerald,  Robert P. Freeman, Daniel T. Phillips, James Roundtree and David B.
Ward, all of which will be exercisable  until the close of business on August 6,
2007.

ITEM 8.01.  OTHER EVENTS

      In connection  with the change in control  described  above,  John Maxwell obtained an irrevocable proxy to vote 400,000 shares of the Registrant's  Common stock from each of Robert P. Freeman,  John R.  Fitzgerald,  Daniel T. Phillips,
James Roundtree and David B. Ward, which is valid until December 7, 2007.

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                                    SIGNATURE

      Pursuant to the  requirements of the Securities  Exchange Act of 1934, the
Registrant  has duly caused this Current  Report on Form 8-K to be signed on its behalf by the undersigned hereunto duly authorized.

June 12, 2007

                                    FIRSTPLUS FINANCIAL GROUP, INC.

                                    By: /s/ John Maxwell
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                                        Name: John Maxwell
                                        Title: President and Chief Executive Officer

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